UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3130 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3130 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Zuhair Nubani

Nubani & Associates

2 North LaSalle

Suite 1802

Chicago, IL 60602

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

JUNE 30, 2005

AZZAD FUNDS
8869 Brecksville RD	•	Suite C	•	Brecksville, Ohio 44141	•	USA
888-350-3369	or	440-922-0066	•	Fax: 440-922-0110	•	www.azzadfund.com
Azzad Asset Management, Inc.			•	Advisor to the Azzad Funds

Azzad Ethical Income Fund

During the twelve months ended June 30, 2005, the Azzad Ethical Income Fund returned 4.73%.  The fund’s performance was led by its holdings in the Energy and Materials sector which were up 36.09% and 23.64% respectively.

Rising demand for oil and commodities from the developing economies of the world particularly China and India saw an uptrend in commodity prices generating investor interest for stocks in these sectors. In the Energy sector, the fund’s performance was led by Apache Corp (up 49.19%) and industry heavyweight Exxon Mobil (up 32.19%). Monsanto led the materials sector with returns of 65.59% in the twelve month period followed by Praxair (up 20.66%). Monsanto was helped by an agreement with its bankrupt spin-off company Solutia regarding future bankruptcy liabilities which helped remove the related uncertainty on the stock. With about 25% of the fund’s allocation to the Healthcare sector, strong performance by Guidant (up 34.29%) and Quest Diagnostics (up 26.28%) also contributed to the fund’s out-performance against its benchmark.

Stock returns edged into positive territory in the second quarter; bond returns were more solidly in the black. Stocks hit their lows for the year in April and clawed their way back from there, with the S&P 500 recovering 5% from this bottom. Healthy profits, reasonable valuations and low interest rates all worked in the stock market’s favor. But though the equity market’s mood improved in the quarter, investors still found a lot to fret about in the latest three months. High on the list were oil prices, which retreated in April and May but rallied in June to a peak above $60. The level of energy prices aggravated concerns about the health of the expansion, which seemed to hit another slow patch. The decline in bond yields during the quarter, while positive for fixed-income returns, also suggested that there was concern among investors that the economic expansion might be on shaky ground. Indeed, some economists believe that the Fed may be going too far in its removal of monetary accommodation (although worries about inflation haven’t entirely faded either). On the last day of the second quarter, the Fed raised interest rates by another 25 basis points, and in its post-meeting statement suggested that it is not yet ready to pause in its tightening program.

The S&P 500’s 1.4% return for the second quarter was not enough to put it in the black for the year to date. The Dow Jones Industrials lost 1.6% in the quarter on a sell-off in the last week or so of June – for which the spike in oil prices can probably take most of the blame. Nasdaq fared better, returning 3.1% for the quarter, though it still had the largest loss of the big-three market averages for the first half of 2005 (about 5%). Nasdaq’s relatively good Q2 showing reflects some renewed enthusiasm, albeit still fairly modest, for tech stocks. Tech stocks in the S&P 500 outperformed the Composite in Q2, but the best showing was achieved by utilities, whose 8% price advance probably reflected the appeal of their dividend yields in today’s low interest rate environment. The materials group brought up the rear, with a 10% decline, on worries that the best increases in commodities prices are behind us. The energy sector’s 1.5% price gain might seem low considering that oil prices hit a new record price near the end of the second quarter, but actually wasn’t bad coming after a 17% first-quarter gain. The S&P MidCap 400 and SmallCap 600 both outperformed the S&P 500 with returns in the 4% range.

In the second quarter, U.S. bonds outperformed stocks for the second quarter in a row. The Lehman U.S. Aggregate bond market index returned 3.0% for the quarter, reflecting the somewhat surprising decline in long-term yields even as the Fed raised the target fed funds rate by another 50 basis points in the quarter. Treasurys led with a 3.6% return, but corporates were only a shade behind at 3.5%, an impressive showing since the corporate sector had to overcome the downgrades of Ford and GM debt to non-investment grade. Long-maturity issues outperformed shorter in the quarter; while the yield on the 10-year Treasury declined by 57 basis points in the quarter, the two-year yield declined 15 bps and the one-year rose 10 bps. The spread between the two- and 10-year Treasurys narrowed to about 30 basis points, the narrowest in four-and-a-half years. Worry about a slowdown in economic growth in the U.S. figured in the retreat in long rates, but the prospect of 3.0%-3.5% growth and 2%-2.5% core inflation alone doesn’t seem grave enough to justify the extent of the bond market rally. Investment strategies of hedge funds and mortgage and pension managers probably also played a role. The global capital flows explanation, i.e., that there is a glut of global savings finding its way to the U.S. bond market, seems to be gaining adherents; U.S. interest rates, as low as they are, look attractive compared to the even lower rates in other markets.

The U.S. dollar continued its rally in the second quarter. Compared to a basket of major currencies, the dollar added about 5% for the period, rising 4% compared to the yen and 7% vs the euro. This has added a kicker to returns for foreign investors, perhaps helping to explain foreign demand for long U.S. Treasury bonds. (Of course, if the strength of the dollar were to reverse, foreign investors might demand higher yields from U.S. Treasurys.) Conversely, the strong dollar has reduced the returns to U.S. investors from foreign holdings. According to Citigroup’s fixed-income indices, world ex U.S. government bonds returned 2.8% in local currencies but lost 2.7% in dollars for the quarter. MSCI’s World ex U.S. stock market index returned 4.5% local but lost 0.8% in dollars in the latest three months.

The U.S. economy grew 3.8% in the first quarter of 2005, matching the fourth quarter’s rate. Growth in consumer and business spending both slowed in the quarter, but inventory building and the strong residential construction market took up the slack. The economy appeared to lose some momentum in the second quarter, as it did in Q2 last year. The difference is that last year’s slowdown reflected a temporary retrenchment by consumers while business spending stayed strong. This year, both consumers and businesses appeared to become more cautious in the spring, although early readings for June show some pick-up. Persistently high oil prices are no doubt taking something off growth. Oil prices have also figured in higher inflation rates, with some ripple effect in core inflation. In the latest three-month period, the core PCE deflator increased at a 2.1% annual rate, up from 1.7% in the fourth quarter of 2004. The questions now are whether the slowdown proves temporary, as it did last year, or will it deepen, bringing lower inflation rates. The stock market waffled on the issue in the just-ended quarter; the bond market voted for slowdown, but if the global funds flow factor is playing a large role in the bond market’s recent action, it would reduce the reliability of bond yields as an economic indicator.

INVESTMENT OUTLOOK

The Fed’s decision to raise interest rates by another 25 basis points on the last day of June was not a surprise. The main focus for investors was the post-meeting statement, in which the Fed maintained its position that monetary accommodation could continue to be removed “at a pace that is likely to be measured” – a phrase that has come to mean that investors can expect regular 25-basis-point rate hikes in the fed funds target. The Fed’s view is that the expansion remains firm and pressures on inflation remain elevated, though long-term inflation expectations are contained – a pretty upbeat assessment. As long as it doesn’t overshoot the mark and bring the expansion to a halt, raising rates now will give the Fed more ammunition should it need to respond to any future shocks to the economy by cutting rates. In addition, Alan Greenspan has indicated that he would like to see rising short rates eventually drive long rates higher. One of the reasons he finds the low level of long-term interest rates worrisome is the suspicion that they may be fostering a bubble in housing. (The Fed Chairman seems to prefer the term “froth”—i.e., a lot of little bubbles.) Home sales and construction remain near record levels and home prices continue to climb; the median sales prices for existing homes increased 12% in the year through May. Increased speculation in housing and use of ARMs and interest-only mortgages add to the risk in housing “froth.”

In addition to where the Fed goes from here, another key question is what $60 oil means for the economy. The impact of hitting the $60 level is more psychological than real, since it only barely takes us to a new magnitude of pricing. Nearby crude oil futures were running above $55 for most of March and April of this year. In inflation-adjusted terms, today’s price is a third lower than at the price spike of 1980; in fact, it’s lower than it was during much of the early 1980s. That said, the fact that the price of oil has risen by more than 60% over the past year is a serious matter, affecting consumer spending power (and confidence) and business costs. While higher energy costs have taken a bite out of economic growth, it has not brought the expansion to a halt. Nor has it generated crushing inflation. Some economists have suggested recently that it would take oil prices as high as $85 a barrel to do serious damage to the economy – in other words, prices closer to the 1980s’ real-dollar peak than to today’s level. Prices have gotten higher and stayed higher than we expected even as the threat of Middle East supply disruptions has receded, but we don’t see prices going significantly higher from here. (That said, a few forecasts of a price spike in crude to the $100 a barrel range are out there; the consensus appears to be a range of $40-$60.) Nevertheless, the quick retracement of the 18% April-May decline in oil prices has dashed hopes that lower oil prices would be a plus for economic growth later this year.

The second quarter started with two economic reports that endorse the Fed’s stand that the economy can take more tightening despite the dampening effect of high energy prices. Both consumer confidence and the ISM’s report on the manufacturing sector of the economy turned up in June. It also looks like retail sales firmed in June; a strong level of autos sales, helped by incentives, indicated that at the right prices consumers are still interested in buying. GDP growth in the second quarter probably slowed from the pace of the three previous quarters; but we suspect that those who expect the slow patch to turn into outright recession are too pessimistic. The stop-and-go recovery in jobs, which has kept total jobs creation well below the normal recovery pace, and the impact of higher energy prices have cut into consumer spending levels; new order data suggests business investment has slowed. But both consumer and business spending are still growing. Since the second quarter of 2003, GDP growth has been running above the long-term trend, and some slowdown is normal. Largely because of the indefatigable U.S. consumer, we expect economic growth to continue in the 3.0%-3.5% range over the coming 12 months, slower than the recent pace but acceptable for the fourth year of an expansion.

We believe that the second quarter’s decline in long-term bond yields may have underestimated the inflation rates likely in the near term. Not that we think inflation is spiraling out of control, but right now the balance of factors suggests that core inflation in the 2%-2.5% range seems likely for the next year or so. As the Fed has noted, businesses do have more pricing power. Higher energy prices have been trickling down into core inflation and prices for industrial commodities generally have been firm. Wage growth has also picked up a bit. While these factors may sound ominous, there are mitigating factors at work also. Business pricing power may have improved, but it is still limited by a tough competitive environment and excess capacity in many industries. Additionally, the recent appreciation of the dollar could act to restrain inflation. And although productivity growth has slowed over the past year, it continues to provide businesses with offsets to cost increases.

In sum, the economic environment we foresee over the coming year looks to be one of moderate growth and inflation. Growth is likely to be a little lower and inflation a little higher than we expected three months ago, but this is nevertheless an environment that should support profit growth in the 8%-10% range over the coming 12 to 24 months. Although businesses are feeling some pressure from the effects of higher raw material and labor costs, selling prices are edging up and efforts at increasing efficiency continue. Even without improvement in P/E multiples, stocks should move higher over the coming year just on the basis of higher profits. Moreover, P/E multiples have come down by more than one point since the beginning of the year, so it is possible that a retracement of this loss could add to stock price appreciation. Although we wouldn’t be surprised if the cautious mood that has reined in multiples persisted, we take encouragement from the fact that market breadth was at post-1998 highs as the third quarter began.

Our near-term outlook is for bond returns to lag equities over the coming year, but still provide returns in excess of inflation. If the global investment flows argument is indeed a reason why bond yields are currently so low, then yields are likely to stay lower than we expected at the beginning of the year. We are anticipating that the Fed will tighten by at least another 50 basis points by the end of the year. This should push up rates at the short end of the yield curve, and in combination with the persistence of moderate growth and moderate inflation, should move long rates higher also. We see the rise in rates limiting the return on the Lehman U.S. Aggregate bond market index to about 3% over the coming year.

Long-Term Outlook

Some of the issues that worried investors during the second quarter will be resolved only with long-term solutions. This certainly applies to the problem of oil supply and demand. Recent reports from the Energy Information Agency have consistently shown U.S. oil and gasoline inventories at higher-than-normal levels for this time of year. The floor under oil prices comes from doubt that there will be enough supply to satisfy global demand over the longer term. One variable that has changed in the supply/demand equation is the rapid, energy-consuming growth in developing economies, particularly India and China. Their expanding use of resources is a permanent situation that requires long-term adjustments from the global economy, e.g., new and alternative energy sources, increased refining capacity and continuing efforts at improving energy efficiency in order to reduce costs and conserve existing supplies. Another example: while some have been calling for an end to China’s currency peg to the U.S. dollar and artificial limits on its exports, China’s growing economic power is something that will probably be adjusted to gradually over time.

In a speech earlier this year, Alan Greenspan suggested that there are positives – opportunity for innovation and investment – as well as negatives in the rise in energy prices. To broaden this view, changes in the global economic landscape generally could prove to be the makings of significant rewards to investors over the coming years. Long-term prospects for international stocks are deemed favorable, but volatility in returns to U.S. investors could be exaggerated by currency fluctuations. We believe that investors will be able to make the most of the investment opportunities in a risky global environment with a diversified investment portfolio including U.S. and foreign stocks and bonds.

Azzad Ethical Mid-cap Fund

During the twelve months ended June 30, 2005, the Azzad Ethical Mid-cap Fund returned 12.02%.  The fund’s performance was led by its holdings in the Energy, Healthcare and Utilities sectors (up 35.31%, 25.18% and 24.34% respectively).

The rising oil prices and falling interest rates more so at the long-end of the yield curve definitely saw their impact on the markets with energy and utilities among the top performing sectors. The defensive stance of the markets was also quite evident from the interest in the Healthcare sector.  In the Energy sector, the fund’s performance was led by Murphy Oil and Plains Exploration and Production, which returned 43.29% and 43.56% respectively over the last twelve months.  The performance in the Healthcare sector was led by Coventry Healthcare (up 44.68%) and Lincare Holdings (up 24.29%). Equitable Resources led the Utilities sector stocks with a return of 35.23% as falling interest rates made the stocks in this sector attractive for their dividend yields. While the information technology sector was out of favor with investors in this period, stock selection for the fund helped it post a 12.49% returns, led by Storage Technology (up 25.14%) on announcement of it being acquired by Sun Microsystems in June’05 and Cognizant Technologies (up 24.26%) a play on the growing demand for outsourcing of information technology services.

Stock returns edged into positive territory in the second quarter; bond returns were more solidly in the black. Stocks hit their lows for the year in April and clawed their way back from there, with the S&P 500 recovering 5% from this bottom. Healthy profits, reasonable valuations and low interest rates all worked in the stock market’s favor. But though the equity market’s mood improved in the quarter, investors still found a lot to fret about in the latest three months. High on the list were oil prices, which retreated in April and May but rallied in June to a peak above $60. The level of energy prices aggravated concerns about the health of the expansion, which seemed to hit another slow patch. The decline in bond yields during the quarter, while positive for fixed-income returns, also suggested that there was concern among investors that the economic expansion might be on shaky ground. Indeed, some economists believe that the Fed may be going too far in its removal of monetary accommodation (although worries about inflation haven’t entirely faded either). On the last day of the second quarter, the Fed raised interest rates by another 25 basis points, and in its post-meeting statement suggested that it is not yet ready to pause in its tightening program.

The S&P 500’s 1.4% return for the second quarter was not enough to put it in the black for the year to date. The Dow Jones Industrials lost 1.6% in the quarter on a sell-off in the last week or so of June – for which the spike in oil prices can probably take most of the blame. Nasdaq fared better, returning 3.1% for the quarter, though it still had the largest loss of the big-three market averages for the first half of 2005 (about 5%). Nasdaq’s relatively good Q2 showing reflects some renewed enthusiasm, albeit still fairly modest, for tech stocks. Tech stocks in the S&P 500 outperformed the Composite in Q2, but the best showing was achieved by utilities, whose 8% price advance probably reflected the appeal of their dividend yields in today’s low interest rate environment. The materials group brought up the rear, with a 10% decline, on worries that the best increases in commodities prices are behind us. The energy sector’s 1.5% price gain might seem low considering that oil prices hit a new record price near the end of the second quarter, but actually wasn’t bad coming after a 17% first-quarter gain. The S&P MidCap 400 and SmallCap 600 both outperformed the S&P 500 with returns in the 4% range.

In the second quarter, U.S. bonds outperformed stocks for the second quarter in a row. The Lehman U.S. Aggregate bond market index returned 3.0% for the quarter, reflecting the somewhat surprising decline in long-term yields even as the Fed raised the target fed funds rate by another 50 basis points in the quarter. Treasurys led with a 3.6% return, but corporates were only a shade behind at 3.5%, an impressive showing since the corporate sector had to overcome the downgrades of Ford and GM debt to non-investment grade. Long-maturity issues outperformed shorter in the quarter; while the yield on the 10-year Treasury declined by 57 basis points in the quarter, the two-year yield declined 15 bps and the one-year rose 10 bps. The spread between the two- and 10-year Treasuries narrowed to about 30 basis points, the narrowest in four-and-a-half years. Worry about a slowdown in economic growth in the U.S. figured in the retreat in long rates, but the prospect of 3.0%-3.5% growth and 2%-2.5% core inflation alone doesn’t seem grave enough to justify the extent of the bond market rally. Investment strategies of hedge funds and mortgage and pension managers probably also played a role. The global capital flows explanation, i.e., that there is a glut of global savings finding its way to the U.S. bond market, seems to be gaining adherents; U.S. interest rates, as low as they are, look attractive compared to the even lower rates in other markets.

The U.S. dollar continued its rally in the second quarter. Compared to a basket of major currencies, the dollar added about 5% for the period, rising 4% compared to the yen and 7% vs the euro. This has added a kicker to returns for foreign investors, perhaps helping to explain foreign demand for long U.S. Treasury bonds. (Of course, if the strength of the dollar were to reverse, foreign investors might demand higher yields from U.S. Treasuries.) Conversely, the strong dollar has reduced the returns to U.S. investors from foreign holdings. According to Citigroup’s fixed-income indices, world ex U.S. government bonds returned 2.8% in local currencies but lost 2.7% in dollars for the quarter. MSCI’s World ex U.S. stock market index returned 4.5% local but lost 0.8% in dollars in the latest three months.

The U.S. economy grew 3.8% in the first quarter of 2005, matching the fourth quarter’s rate. Growth in consumer and business spending both slowed in the quarter, but inventory building and the strong residential construction market took up the slack. The economy appeared to lose some momentum in the second quarter, as it did in Q2 last year. The difference is that last year’s slowdown reflected a temporary retrenchment by consumers while business spending stayed strong. This year, both consumers and businesses appeared to become more cautious in the spring, although early readings for June show some pick-up. Persistently high oil prices are no doubt taking something off growth. Oil prices have also figured in higher inflation rates, with some ripple effect in core inflation. In the latest three-month period, the core PCE deflator increased at a 2.1% annual rate, up from 1.7% in the fourth quarter of 2004. The questions now are whether the slowdown proves temporary, as it did last year, or will it deepen, bringing lower inflation rates. The stock market waffled on the issue in the just-ended quarter; the bond market voted for slowdown, but if the global funds flow factor is playing a large role in the bond market’s recent action, it would reduce the reliability of bond yields as an economic indicator.

INVESTMENT OUTLOOK

The Fed’s decision to raise interest rates by another 25 basis points on the last day of June was not a surprise. The main focus for investors was the post-meeting statement, in which the Fed maintained its position that monetary accommodation could continue to be removed “at a pace that is likely to be measured” – a phrase that has come to mean that investors can expect regular 25-basis-point rate hikes in the fed funds target. The Fed’s view is that the expansion remains firm and pressures on inflation remain elevated, though long-term inflation expectations are contained – a pretty upbeat assessment. As long as it doesn’t overshoot the mark and bring the expansion to a halt, raising rates now will give the Fed more ammunition should it need to respond to any future shocks to the economy by cutting rates. In addition, Alan Greenspan has indicated that he would like to see rising short rates eventually drive long rates higher. One of the reasons he finds the low level of long-term interest rates worrisome is the suspicion that they may be fostering a bubble in housing. (The Fed Chairman seems to prefer the term “froth”—i.e., a lot of little bubbles.) Home sales and construction remain near record levels and home prices continue to climb; the median sales prices for existing homes increased 12% in the year through May. Increased speculation in housing and use of ARMs and interest-only mortgages add to the risk in housing “froth.”

In addition to where the Fed goes from here, another key question is what $60 oil means for the economy. The impact of hitting the $60 level is more psychological than real, since it only barely takes us to a new magnitude of pricing. Nearby crude oil futures were running above $55 for most of March and April of this year. In inflation-adjusted terms, today’s price is a third lower than at the price spike of 1980; in fact, it’s lower than it was during much of the early 1980s. That said, the fact that the price of oil has risen by more than 60% over the past year is a serious matter, affecting consumer spending power (and confidence) and business costs. While higher energy costs have taken a bite out of economic growth, it has not brought the expansion to a halt. Nor has it generated crushing inflation. Some economists have suggested recently that it would take oil prices as high as $85 a barrel to do serious damage to the economy – in other words, prices closer to the 1980s’ real-dollar peak than to today’s level. Prices have gotten higher and stayed higher than we expected even as the threat of Middle East supply disruptions has receded, but we don’t see prices going significantly higher from here. (That said, a few forecasts of a price spike in crude to the $100 a barrel range are out there; the consensus appears to be a range of $40-$60.) Nevertheless, the quick retracement of the 18% April-May decline in oil prices has dashed hopes that lower oil prices would be a plus for economic growth later this year.

The second quarter started with two economic reports that endorse the Fed’s stand that the economy can take more tightening despite the dampening effect of high energy prices. Both consumer confidence and the ISM’s report on the manufacturing sector of the economy turned up in June. It also looks like retail sales firmed in June; a strong level of autos sales, helped by incentives, indicated that at the right prices consumers are still interested in buying. GDP growth in the second quarter probably slowed from the pace of the three previous quarters; but we suspect that those who expect the slow patch to turn into outright recession are too pessimistic. The stop-and-go recovery in jobs, which has kept total jobs creation well below the normal recovery pace, and the impact of higher energy prices have cut into consumer spending levels; new order data suggests business investment has slowed. But both consumer and business spending are still growing. Since the second quarter of 2003, GDP growth has been running above the long-term trend, and some slowdown is normal. Largely because of the indefatigable U.S. consumer, we expect economic growth to continue in the 3.0%-3.5% range over the coming 12 months, slower than the recent pace but acceptable for the fourth year of an expansion.

We believe that the second quarter’s decline in long-term bond yields may have underestimated the inflation rates likely in the near term. Not that we think inflation is spiraling out of control, but right now the balance of factors suggests that core inflation in the 2%-2.5% range seems likely for the next year or so. As the Fed has noted, businesses do have more pricing power. Higher energy prices have been trickling down into core inflation and prices for industrial commodities generally have been firm. Wage growth has also picked up a bit. While these factors may sound ominous, there are mitigating factors at work also. Business pricing power may have improved, but it is still limited by a tough competitive environment and excess capacity in many industries. Additionally, the recent appreciation of the dollar could act to restrain inflation. And although productivity growth has slowed over the past year, it continues to provide businesses with offsets to cost increases.

In sum, the economic environment we foresee over the coming year looks to be one of moderate growth and inflation. Growth is likely to be a little lower and inflation a little higher than we expected three months ago, but this is nevertheless an environment that should support profit growth in the 8%-10% range over the coming 12 to 24 months. Although businesses are feeling some pressure from the effects of higher raw material and labor costs, selling prices are edging up and efforts at increasing efficiency continue. Even without improvement in P/E multiples, stocks should move higher over the coming year just on the basis of higher profits. Moreover, P/E multiples have come down by more than one point since the beginning of the year, so it is possible that a retracement of this loss could add to stock price appreciation. Although we wouldn’t be surprised if the cautious mood that has reined in multiples persisted, we take encouragement from the fact that market breadth was at post-1998 highs as the third quarter began.

Our near-term outlook is for bond returns to lag equities over the coming year, but still provide returns in excess of inflation. If the global investment flows argument is indeed a reason why bond yields are currently so low, then yields are likely to stay lower than we expected at the beginning of the year. We are anticipating that the Fed will tighten by at least another 50 basis points by the end of the year. This should push up rates at the short end of the yield curve, and in combination with the persistence of moderate growth and moderate inflation, should move long rates higher also. We see the rise in rates limiting the return on the Lehman U.S. Aggregate bond market index to about 3% over the coming year.

Long-Term Outlook

Some of the issues that worried investors during the second quarter will be resolved only with long-term solutions. This certainly applies to the problem of oil supply and demand. Recent reports from the Energy Information Agency have consistently shown U.S. oil and gasoline inventories at higher-than-normal levels for this time of year. The floor under oil prices comes from doubt that there will be enough supply to satisfy global demand over the longer term. One variable that has changed in the supply/demand equation is the rapid, energy-consuming growth in developing economies, particularly India and China. Their expanding use of resources is a permanent situation that requires long-term adjustments from the global economy, e.g., new and alternative energy sources, increased refining capacity and continuing efforts at improving energy efficiency in order to reduce costs and conserve existing supplies. Another example: while some have been calling for an end to China’s currency peg to the U.S. dollar and artificial limits on its exports, China’s growing economic power is something that will probably be adjusted to gradually over time.

In a speech earlier this year, Alan Greenspan suggested that there are positives – opportunity for innovation and investment – as well as negatives in the rise in energy prices. To broaden this view, changes in the global economic landscape generally could prove to be the makings of significant rewards to investors over the coming years. Long-term prospects for international stocks are deemed favorable, but volatility in returns to U.S. investors could be exaggerated by currency fluctuations. We believe that investors will be able to make the most of the investment opportunities in a risky global environment with a diversified investment portfolio including U.S. and foreign stocks and bonds.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEAR ENDED June 30, 2005

	One Year	Since Inception (7/11/2000)
Azzad Ethical Income Fund	4.73%	(11.90%)
Dow Jones Islamic US Market Index	2.37%	(3.78%)

Azzad Ethical Income Fund
12,000
10,000
8,000
6,000
4,000
2,000
-
$8,258
$5,310
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Azzad Ethical Income Fund
Dow Jones Islamic US Market Index

This chart assumes an initial investment of $10,000 made on 7/11/2000 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEAR ENDED June 30, 2005

	One Year	Since Inception (12/22/2000)
Azzad Ethical MidCap Fund	12.02%	(1.38%)
Dow Jones Islamic Market Titan 100	5.09%	(2.89%)

Azzad Ethical MidCap Fund
12,000
10,000
8,000
6,000
4,000
2,000
-
$9,389
$8,758
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Azzad Ethical MidCap Fund
Dow Jones Islamic Market Titan 100

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD ETHICAL INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2005

Shares	Security Description	Value
Common Stock - 87.97%

Agriculture Chemicals - 3.87%
920	Monsanto Co.	$ 57,840

Air Courier Services - 1.94%
358	Federal Express Corp.	29,002

Retail-Building Materials, Hardware, Garden Supply - 0.74%
236	Sherwin Williams Co.	11,113

Beverages - 4.12%
1,142	Pepsico, Inc.	61,588

Computer Communications Equipment - 1.92%
1,502	Cisco Systems, Inc. *	28,658

Computer & Office Equipment - 0.61%
388	Hewlett-Packard Co.	9,122

Crude Petroleum & Natural Gas - 5.40%
621	Apache Corp.	40,117
1,195	XTO Energy, Inc.	40,618
		80,735
Electronic Computers - 3.97%
799	Apple Computer, Inc. *	29,411
760	Dell Computer, Inc. *	29,990
		59,401

AZZAD ETHICAL INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2005 (Continued)

Shares	Security Description	Value
Common Stock - 87.97%

General Industrial Machinery & Equipment - 1.12%
235	Ingersoll Rand Co.	$ 16,767

Laboratory Analytical Instruments - 1.17%
471	Waters Corporation *	17,507

Metalworking Machinery & Equipment - 1.96%
327	Black & Decker Corp.	29,381

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.29%
337	V.F. Corp.	19,283

Miscellaneous Fabricated Metal Products - 1.00%
241	Parker Hannifin, Corp.	14,944

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.21%
301	Eaton Corp.	18,030

Optical Instruments & Lenses - 0.81%
278	KLA Tencor Corp.	12,143

Petroleum Refining - 11.30%
1,105	ChevronTexaco Corp.	61,792
696	Conocophillips	40,013
1,169	Exxon Mobil Corp.	67,182
		168,987
Pharmaceutical Preparations - 11.56%
990	Johnson & Johnson	64,350
1,165	Wyeth	51,843
2,053	Pfizer, Inc.	56,622
		172,815

AZZAD ETHICAL INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2005 (Continued)

Shares	Security Description	Value
Common Stock - 87.97%

Radio & Television Broadcasting & Communicatons Equipment - 3.07%
907	Qualcomm, Inc.	$ 29,940
481	Scientific-Atlanta, Inc.	16,003
		45,943
Radio-Telephone Communications - 1.43%
344	Alltel Corp.	21,424

Retail Department Stores - 1.54%
154	Sears Holdings Corp. *	23,080

Retail Family Clothing Stores - 2.14%
470	Nordstrom, Inc.	31,946

Retail Lumber & Other Building Materials Dealers - 5.55%
311	Lowe's Companies, Inc.	18,106
1,666	Home Depot, Inc.	64,807
		82,913
Semiconductors & Related Devices - 1.81%
1,038	Intel Corp.	27,009

Services-Computer Integrated Systems Design - 0.63%
214	Computer Sciences Corp. *	9,352

Services-Prepackaged Software - 2.87%
439	Adobe Systems, Inc. *	12,560
2,299	Oracle Corp. *	30,347
		42,907

Services General Medical & Surgical Hospitals, NEC - 2.40%
1,372	Health Management Associates, Inc.	35,919

AZZAD ETHICAL INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2005 (Continued)

Shares	Security Description	Value
Common Stock - 87.97%

Services Medical Laboratories - 3.03%
210	Laboratory Corp. American Holdings	$ 10,479
654	Quest Diagnostics, Inc.	34,839
		45,318

Services Prepackaged Software - 3.52%
1,110	Autodesk, Inc.	38,117
667	Symantec Corp. *	14,501
		52,618

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 0.97%
318	Nucor, Corp.	14,507

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.02%
572	Procter & Gamble Co.	30,173

Surgical, Medical Instruments & Apparatus - 3.00%
424	Bard C.R., Inc.	28,200
619	Boston Scientific Corp. *	16,713
		44,913

TOTAL COMMON STOCKS (Cost $1,206,449)		1,315,338

OTHER ASSETS LESS LIABILITIES - 12.03%		179,933

NET ASSETS - 100.00%		$ 1,495,271

* Non Income Producing Securities

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL MID CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2005

Shares	Security Description	Value
Common Stock - 91.76%
Crude Petroleum & Natural Gas - 6.00%
807	Noble Energy, Inc.	$ 61,049
2,009	Plains Exploration & Production Co. *	71,380
45	Questar Corporation	2,966
		135,395
Carpets & Rugs - 4.13%
1,128	Mohawk Industries, Inc. *	93,060

Electrical Lighting & Wiring Equipment - 2.63%
2,099	Thomas & Betts Corp. *	59,276

Computer Storage Devices - 4.18%
2,600	Storage Technology *	94,354

Crude Petroleum & Natural Gas - 3.09%
1,342	POGO Producing Co.	69,677

Dental Equipment & Supplies - 2.12%
887	Dentsply International, Inc.	47,898

Hospital & Medical Service Plans - 3.54%
1,130	Coventry Health Care, Inc. *	79,948

Footwear - 1.87%
1,090	Timberland Co.	42,205

Household Audio & Video Equipment - 1.71%
473	Harman International Industries, Inc.	38,483

Iron & Steel Foundries - 3.67%
1,062	Precision Castparts Corp.	82,730

AZZAD ETHICAL MID CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2005 (Continued)

Shares	Security Description	Value
Common Stock - 91.76%
Laboratory Analytical Instruments - 1.08%
382	Beckman Coulter, Inc.	$ 24,284

Arrangement of Transportation of Freight & Cargo - 2.91%
1,766	Brinks Co.	63,576
56	Health Net, Inc. *	2,137
		65,713
Micsellaneous Chemical Products - 2.36%
1,338	Cytec Ind., Inc.	53,252

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.79%
649	Energizer Holdings, Inc. *	40,348

Motor Vehicle Parts & Accessories - 4.09%
1,720	Borg Warner	92,312

Motor Homes - 0.98%
701	Thor Industries, Inc.	22,032

Natural Gas Transmisison & Distribution - 2.91%
596	Equitable Resources, Inc.	40,528
720	Western Gas Processors Ltd.	25,128
		65,656
Mining & Quarrying of Nonmetallic Minerals - 4.28%
3,430	MDU Resources Group, Inc.	96,623

Petroleum Refining - 2.86%
1,234	Murphy Oil Corp.	64,452

Retail-Apparel & Accessory Stores - 4.42%
831	Ambercrombie & Fitch Co.	57,090
1,775	Claire's Stores, Inc.	42,689
		99,779

AZZAD ETHICAL MID CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2005 (Continued)

Shares	Security Description	Value
Common Stock - 91.76%
Retail-Auto Dealers & Gasoline Stations - 1.59%
1,510	Copart, Inc. *	$ 35,968

Retail-Family Clothing Stores - 3.19%
2,349	American Eagle Outfitters, Inc.	71,973

Retail-Shoe Stores - 3.41%
2,824	Foot Locker, Inc.	76,869

Retail-Hobby, Toy & Game Shops - 1.82%
994	Michaels Stores, Inc.	41,122

Semiconductors & Related Devices - 5.35%
1,680	Cree, Inc. *	42,790
761	International Recti-Fier *	36,315
1,403	Microchip Technology, Inc.	41,557
		120,662
Services-Advertising Agencies - 1.76%
1,563	Catalina Marketing Corp.	39,716

Special Industry Machinery, NEC - 2.24%
1,742	LAM Research, Corp. *	50,431

Services-Misc Health & Allied Services, NEC - 1.37%
753	Lincare Holdings, Inc. *	30,798

Services-Commercial Physical & Biological Research - 1.77%
891	Covance, Inc. *	39,979

AZZAD ETHICAL MID CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2005 (Continued)

Shares	Security Description	Value
Common Stock - 91.76%
Services-Computer Programming Services - 1.95%
935	Cognizant Technology Solutions Corp. *	$ 44,066

Services-Misc Health & Allied Services, NEC - 2.22%
1,084	Renal Care Group, Inc. *	49,972

Services-Prepackaged Software - 2.31%
3,141	Activision, Inc. *	51,889

Trucking - 2.16%
2,533	Hunt J.B. Transport Services, Inc.	48,710

TOTAL COMMON STOCKS (Cost $1,906,526)		2,069,632

OTHER ASSETS LESS LIABILITIES - 8.24%		185,775

NET ASSETS - 100.00%		$ 2,255,407

* Non Income Producing Securities

The accompanying notes are an integral part of the financial statements.

AZZAD FUNDS
STATEMENTS OF ASSETS & LIABILITIES
June 30, 2005

	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund

Assets:
Investment Securities at Value	$ 1,315,338	$ 2,069,632
(Cost $1,206,449 and $1,906,526, respectively)
Cash	174,088	178,575
Dividends Receivable	298	936
Receivable from Advisor	18,006	18,714
Total Assets	1,507,730	2,267,857
Liabilities:
Accrued Expenses	12,459	12,450
Total Liabilities	12,459	12,450
Net Assets	$ 1,495,271	$ 2,255,407

Net Assets Consist of:
Paid-In Capital	$ 1,386,932	$ 1,960,195
Accumulated Realized Gain (Loss) on Investments	(550)	132,106
Unrealized Appreciation in Value of Investments	108,889	163,106
Net Assets	$ 1,495,271	$ 2,255,407

Shares of Benefical Interest, No Par Value	281,495	242,446
Net Asset Value Per Share	$ 5.31	$ 9.30

The accompanying notes are an integral part of the financial statements.

AZZAD FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2005

	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund

Investment Income:
Dividends	$ 14,351	$ 8,800
Total Investment Income	14,351	8,800
Expenses:
Investment Advisory (Note 6)	11,665	14,743
Audit	16,350	16,810
Transfer Agent	12,299	12,325
Administration	9,016	9,016
Registration	8,928	8,393
Custodian	6,989	9,356
Legal	2,334	2,334
Distribution	1,663	1,877
Miscellaneous	1,115	993
Insurance	813	813
Printing and Mailing	501	501
Total Expenses	71,673	77,161
Fees reimbursed (Note 6)	(45,428)	(43,988)
Net Expenses	26,245	33,173
Net Investment Loss	(11,894)	(24,373)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	65,457	126,456
Unrealized Appreciation (Depreciation) on Investments	(5,483)	87,365
Net Realized and Unrealized Gain on Investments	59,974	213,821

Net Increase in Net Assets from Operations	$ 48,080	$189,448

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	ended	ended
	June 30, 2005	June 30, 2004

INCREASE IN NET ASSETS FROM OPERATIONS:
Net Investment Loss	$ (11,894)	$ (11,108)
Net Realized Gain on Investments	65,457	32,603
Unrealized Appreciation (Depreciation)	(5,483)	87,269
Net Increase in Net Assets resulting from Operations	48,080	108,764

CAPITAL SHARE TRANSACTIONS (Note 4):	244,408	492,965
TOTAL INCREASE	292,488	601,729

NET ASSETS:
Beginning of Year	1,202,783	601,054
Net Assets at End of Year	$ 1,495,271	$ 1,202,783

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL MID CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	ended	ended
	June 30, 2005	June 30, 2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net Investment Loss	$ (24,373)	$ (4,472)
Net Realized Gain on Investments	126,456	31,917
Unrealized Appreciation	87,365	65,979
Net Increase in Net Assets resulting from Operations	189,448	93,424

CAPITAL SHARE TRANSACTIONS (Note 4):	899,368	783,741
TOTAL INCREASE	1,088,816	877,165

NET ASSETS:
Net Assets at Beginning of Year	1,166,591	289,426
Net Assets at End of Year	$ 2,255,407	$ 1,166,591

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL INCOME FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	Year	Year	Year	Year	Period
	ended	ended	ended	ended	ended
	6/30/2005	6/30/2004	6/30/2003	6/30/2002	6/30/2001*

Net Asset Value at Beginning of Period	$ 5.07	$ 4.51	$ 4.53	$ 5.21	$ 10.00

Income From Investment Operations
Net Investment Loss	(0.05)	(0.05)	(0.03)	(0.05)	(1.59)
Net Gains or Losses on Securities
(Realized and Unrealized)	0.29	0.61	0.01	(0.63)	(3.20)
Total from Investment Operations	0.24	0.56	(0.02)	(0.68)	(4.79)

Less Distributions	-	-	-	-	-

Net Asset Value at End of Period	$ 5.31	$ 5.07	$ 4.51	$ 4.53	$ 5.21

Total Return	4.73%	12.42%	(0.44)%	(13.05)%	(47.90)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 1,495	$ 1,203	$ 601	$ 183	$ 270
Ratio of Expenses to Average Net Assets (a)
After reimbursement/waiver of fees	2.25%	2.22%	2.25%	2.25%	27.82%
Before reimbursement/waiver of fees	6.14%	4.29%	16.29%	29.69%	33.39%
Expenses waived or Reimbursed (b)	(3.89)%	(2.07)%	(14.04)%	(27.44)%	(5.57)%
Ratio of Net Investment Loss to
Average Net Assets	(1.02)%	(1.10)%	(1.11)%	(0.85)%	(26.76)%

Portfolio Turnover Rate	122.47%	156.29%	82.52%	8.81%	59.40%

* For the period July 11, 2000 (commencement of operations) to June 30, 2001.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL MID CAP FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	Year	Year	Year	Period	Period
	ended	ended	ended	ended	ending
	6/30/2005	6/30/2004	6/30/2003	6/30/2002**	8/31/2001*

Net Asset Value at Beginning of Period	$ 8.30	$ 7.33	$ 7.51	$ 8.78	$ 10.00

Income From Investment Operations
Net Investment Loss	(0.14)	(0.03)	(0.03)	(0.05)	(0.04)
Net Losses on Securities
(Realized and Unrealized)	1.14	1.00	(0.15)	(1.14)	(1.18)
Total from Investment Operations	1.00	0.97	(0.18)	(1.19)	(1.22)

Less Distributions	-	-	-	(0.08)	-

Net Asset Value at End of Period	$ 9.30	$ 8.30	$ 7.33	$ 7.51	$ 8.78

Total Return	12.02%	13.23%	(2.40)%	(13.64)%	(12.20)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 2,255	$ 1,167	$ 289	$ 99
Ratio of Expenses to Average Net Assets (a)
After reimbursement/waiver of fees	2.25%	2.20%	2.25%	2.25%	2.25%
Before reimbursement/waiver of fees	5.22%	6.69%	36.78%	104.00%	158.05%
Expenses waived or Reimbursed (b)	(2.98)%	(4.49)%	(34.53)%	(101.75)%	(155.80)%
Ratio of Net Investment Loss to
Average Net Assets	(1.65)%	(0.79)%	(0.70)%	(0.88)%	(0.70)%

Portfolio Turnover Rate	144.86%	185.48%	33.94%	6.93%	27.54%

* For the period December 22, 2000 (commencement of operations) to August 31, 2001
** For the period September 01, 2001 to June 30, 2002.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

AZZAD FUNDS

June 30, 2005

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 23, 1996. There are two series within the Trust that are presently operating. The Azzad Ethical Income Fund (the "Income Fund"), commenced operations on July 11, 2000 and is registered as a diversified fund. The Azzad Ethical Mid Cap Fund (the “Mid Cap Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund. The two series included in these financial statements are collectively referred to as the "Funds" and individually as a "Fund".  Azzad Asset Management, Inc. (the “Advisor”) is the advisor to the Funds. Wright Investor Services is the Sub-adviser to the Funds.

The Income Fund's primary investment objective is to seek to provide current income and as a secondary objective, appreciation of capital consistent with Shari'ah based principles as determined by the Fund's Shari'ah Supervisory Board.

The Mid Cap Fund's primary investment objective is to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U.S. component stocks of the Dow Jones Islamic Market Extra Liquid Index (the "IMXL"), a sub-index of the Dow Jones Islamic Market Index ("DJIM"). The DJIM is a globally diversified compilation of common stocks considered by the Dow Jones Shari'ah Supervisory Board to be compliant with Shari'ah law.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds’ in preparation of their financial statements.

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Security Transactions and Related Investment Income: Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under Shari'ah principles, interest income, if any, must be segregated and donated to qualified charities.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

Dividend and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on ex-dividend date. The Fund will distribute its net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Fund distributes tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts: The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants statement of position 93-2: Determination, Disclosure and Financial Statement Presentation of Income Capital and Return of Capital Distributions by Investment Companies.  For the year ended June, 30

2005 each Fund recorded the following reclassifications to the accounts listed below:

	Paid-In-Capital	Accumulated Net Realized Gain on Investments	Accumulated Net Investment Income
Income Fund	($11,894)	-	$11,894
Mid Cap Fund	($24,373)	-	$24,373

Such reclassifications had no affect on the Funds’ net asset values.

3.  INVESTMENT TRANSACTIONS

The following table presents the cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended June 30, 2005. All purchases and sales were common stock.

	INCOME FUND	MID CAP FUND
Purchases	$1,487,696	$2,822,097
Sales	$1,393,045	$2,098,681

4.  CAPITAL SHARE TRANSACTIONS

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares.

The following is a summary of capital share activity for the year indicated:

	YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004
	SHARES	AMOUNT	SHARES	AMOUNT
INCOME FUND
Shares sold	142,803	$ 748,084	159,652	$ 769,091
Shares reinvested	-	-	-	-
Shares redeemed	(98,759)	(503,676)	(55,494)	(276,126)
Net Increase	44,044	$244,408	104,158	$ 492,965

	YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004
	SHARES	AMOUNT	SHARES	AMOUNT
MID CAP FUND
Shares sold	158,686	$ 1,376,914	124,544	$ 967,311
Shares reinvested	-	-	-	-
Shares redeemed	(56,732)	(477,546)	(23,544)	(183,571)
Net Increase	101,954	$899,368	101,000	$ 783,740

5.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at June 30, 2005 was $1,188,298 and $1,901,192 for the Income Fund and the Mid Cap Fund.

At June 30, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

	Appreciation	Depreciation	Net Appreciation (Depreciation)
Income Fund	$133,583	($42,845)	$90,738
Mid Cap Fund	$183,944	($26,163)	$157,781

	Income Fund	Mid Cap Fund
Undistributed ordinary income	$ -	$ -
Undistributed capital gain income	-	132,106
Accumulated capital losses	550	-

6.  TRANSACTIONS WITH THE ADVISOR AND AFFILIATES

Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the individual Fund's investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of 1.00% and 1.00% for the Income

Fund and, Mid Cap Fund respectively, of the average daily net assets, respectively.

The Advisor has agreed to waive all or a portion of it's management fees and/or reimburse the Funds for operating expenses to the extent necessary to limit the Funds operating expenses to 2.25% of the average daily net assets. For the year ended June 30, 2005, the Advisor reimbursed the Income Fund and the Mid Cap Fund, $33,763 and $29,245, respectively, for operating expenses.   The Advisor waived fees of $45,428 for the Income Fund and $43,988 for the Mid Cap Fund.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2005 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Year of Birth: 1936	Trustee Since 2000	Managing Director of IQRA International Education Foundation (publisher of Islamic religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Year of Birth: 1948	Trustee Since 2000	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Year of Birth: 1964	Chairman, Treasurer and Trustee Since 2001

President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management LLC (investment adviser) (1997 to 1999); Chief Executive Officer of Ideal Network Systems (computers)(1992 to 1997)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

The Adviser paid no trustee fees for the fiscal year ended June 30, 2005.

INVESTMENT ADVISER REVIEW

At a special meeting on July 8, 2004, the Board of Trustees voted to approve the renewal of the management fee with Azzad Asset Management, Inc. and the sub-advisory agreement with Wright Investor Services. Prior to approving the agreements the Board whether it was in the best interest of the Azzad Funds and its shareholders to renew these agreements.

PROXY VOTING POLICY

A description of the policies and procedures that the Funds’ use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2005, are available without charge upon request by calling the Funds’ at 1-888-350-3369 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

The Funds’ file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

CHANGE OF AUDITORS

On February 13, 2005, the Funds’ Audit Committee and Board of Trustees selected Sanville & Company (“Sanville”) to replace Tait, Weller & Baker (“Tait”) as the Funds’ auditors for the fiscal year ending June 30, 2005, to be effective upon resignation of Tait.

Neither the Funds’ nor anyone on its behalf consulted with Sanville on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event ( as described in paragraph (a)(1)(v) of said Item 304).

EXPENSE ILLUSTRATION

Expense Example

As a shareholder of the Azzad Funds’, you incur the following ongoing costs: management fees, administrative fees, custodian fees, transfer agent fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	1/1/2005	6/30/2005	1/1/2005 to 6/30/2005

Actual	$1,000.00	$981.52	$11.02
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.64	$11.23

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Ethical Mid Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	1/1/2005	6/30/2005	1/1/2005 to 6/30/2005

Actual	$1,000.00	$1,041.43	$11.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.64	$11.23

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Income Fund and the Azzad Ethical Mid Cap Fund, (the Funds), each a series of The Azzad Funds, including the schedules of investments, as of June 30, 2005 and the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The statements of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the years in the two year period then ended and for the year or period ended June 30, 2002, and for the period ended June 30, 2001 and August 31, 2001, each Fund’s initial period of operations, were audited by other auditors whose reports dated August 20, 2004, July 30, 2001 and September 18, 2001 expressed unqualified opinions on the statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Azzad Ethical Income Fund and Azzad Ethical Mid Cap Fund as of June 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	/s/Sanville & Company
August 19, 2005

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 11,300

FY 2004

$ 13,000

(b)

Audit-Related Fees

Registrant

FY2005

$ 0

FY2004

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2005

$ 1,400

FY 2004

$ 3,000

Nature of the fees:

Tax services

(d)

All Other Fees

Registrant

FY2005

$ 0

FY2004

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

Bills must be approved for payment by submitting them to the authorized signers for the fund.  Approval must be made by both Jamal El Barmil and Mohammed Al-Suqi or Bashar Qasem as authorized signatories to release monies in the Azzad Funds.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005

$ 0

FY 2004

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 31, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     President and Treasurer

Date September 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     President and Treasurer

Date September 8, 2005